UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
May 7, 2013
Date of Report (Date of earliest event reported)
NOVATION COMPANIES, INC.
(Exact name of registrant as specified in its charter)

Maryland	001-13533	74-2830661
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
2114 Central Street, Suite 600, Kansas City, MO 64108
(Address of principal executive offices) (Zip Code)
(816) 237-7000
(Registrant’s telephone number, including area code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.
At the annual meeting of stockholder of Novation Companies, Inc. (the “Company”) on May 7, 2013, management will give a presentation containing financial information relating to the Company. A copy of the relevant information is attached to this Current Report on Form 8-K (the “Current Report”) as Exhibit 99.1.
The Securities and Exchange Commission (“SEC”) encourages companies to disclose forward-looking information so that investors can better understand the future prospects of a company and make informed investment decisions. This release contains these types of statements which are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995.
Forward-looking statements are those that predict or describe future events, do not relate solely to historical matters and include statements regarding management’s beliefs, estimates, projections, and assumptions with respect to, among other things, our future operations, business plans and strategies, as well as industry and market conditions, all of which are subject to change at any time without notice. Words such as “believe,” “expect,” “anticipate,” “promise,” “plan,” and other expressions or words of similar meanings, as well as future or conditional auxiliary verbs such as “would,” “should,” “could,” or “may” are generally intended to identify forward-looking statements. Actual results and operations for any future period may vary materially from those discussed herein. Some important factors that could cause actual results to differ materially from those anticipated include: our ability to manage our business; variability in the home mortgage or refinancing market that affects the demand for real estate appraisal services; changes in the regulatory environments within which our subsidiaries operate; our ability to develop new relationships and maintain existing relationships with both customers and business partners; decreases in cash flows from our mortgage securities; our ability to remain in compliance with the agreements governing our indebtedness; the outcome of litigation actions pending against us or other legal contingencies; our compliance with applicable local, state and federal laws and regulations; compliance with new accounting pronouncements; the impact of general economic conditions; and the risks that are from time to time included in our filings with the SEC, including the Company’s Annual Report on Form 10-K for the year ended December 31, 2012. Other factors not presently identified may also cause actual results to differ. We expressly disclaim any duty to update the information herein except as required by federal securities laws.
The information in this Current Report, including Exhibit 99.1, is being “furnished” and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report, including Exhibit 99.1, shall not be incorporated by reference into any registration statement pursuant to the Securities Act of 1933, as amended. The furnishing of the information in this Current Report, including Exhibit 99.1, is not intended to, and does not, constitute a representation that such furnishing is required by Regulation FD or that the information this Current Report, including Exhibit 99.1, contains is material investor information that is not otherwise publicly available.
Item 9.01 Financial Statements and Exhibits.

99.1	Presentation slides dated May 7, 2013 discussing financial information related to the Company.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NOVASTAR FINANCIAL, INC.

DATE: May 7, 2013	/s/ Rodney E. Schwatken Rodney E. Schwatken Chief Financial Officer